                     ----------------------------------------
                                       THE
                                    PAKISTAN
                                   INVESTMENT
                                   FUND, INC.
                     ----------------------------------------





                              FIRST QUARTER REPORT
                                 MARCH 31, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER





                       THE PAKISTAN INVESTMENT FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
U.S. INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
-------------------------------------------------------------------------------
PAKISTAN INVESTMENT ADVISER

International Asset Management Company Limited
Nacon House
Maulana Din Mohammed Wafar Road
Karachi, Pakistan
-------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
-------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
-------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
-------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
----------------------

For the three months ended March 31, 2000, The Pakistan Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 37.54% compared to 38.91% for the IFC Global Pakistan Total Return Index (the "Index"). For the period from the Fund's commencement of operations on December 27, 1993 through March 31, 2000, the Fund had a total return, based on net asset value per share, of -62.91% compared to -41.53% for the Index. On March 31, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $3 3/16, representing a 32.0% discount to the Fund's net asset value per share.

Pakistan was the best performing Asian market in the first quarter of 2000. Trading volumes set all time high records during this period with average daily volume peaking at U.S. $536 million on March 21, 2000.

As we mentioned in our 1999 Annual Report, the Pakistan market has been in the process of a major re-rating since the end of 1999. We feel that the first phase of the re-rating is now complete and the market has found a higher Index floor at 1800 levels, up significantly from the 1400 levels in December 1999.

The key drivers behind the re-rating were all domestic. Starting with reduced political uncertainty after the removal of the Nawaz Sharif's PML government, and the induction of an experienced technocratic administration, a successful drive was launched against bank loan default and a realistic medium term economic reform program was unveiled. Foreign reserves remained stable at U.S. $1.5 billion during this period, as did the exchange rate at Rs 51.90/U.S. dollar. While market risk perception appeared to have decreased, the central bank's easy money/low interest rate policy helped provide the liquidity push to the market. With credit growth still below the historic trend line at this early stage of the economic recovery, banks have been flush with excess cash and have participated in the equity markets both directly and indirectly.

Market expectations of improving corporate sector health were met well, and half year results in major sectors such as textiles, synthetics, oil and gas, consumer durables and non-durables all turned in healthy earnings growth with quite a few positive earnings surprises. Thus, three key elements for a buoyant stock market - political and macro- economic risk reduction, improving corporate sector fundamentals and ample liquidity - were all in full play during the first quarter of 2000.

Towards the end of the first quarter, signs of increasing tensions with India pulled the market back from its two-year highs and America's lack of enthusiasm for mediating between the two countries dampened the bulls' enthusiasm.

MARKET OUTLOOK

Political stability in the medium term, with widespread expectations that the former prime minister is likely to escape the death sentence and become sidelined, will refocus domestic investors' attention back to the economy. Economic indicators recently released by the central bank and the Economic Advisory Board (EAB) show that the economy is indeed beginning to turn the corner. Industrial growth in the nine months of fiscal 1999-2000 was 5.6%, exports were up 8.9% while imports rose by 3.1%. However, higher oil prices caused the trade balance to deteriorate with the current account deficit rising to U.S. $1.3 billion between July 1999 - March 2000 compared to U.S. $0.9 billion in the previous 9-month period. The central bank managed to keep foreign exchange reserves stable at U.S. $1.5 billion level largely through buying dollars from the kerb market, reportedly to the tune of U.S. $1.0 billion over the past nine months.

The government's budget deficit still remains a problem. The IMF team recently visiting Pakistan expressed concerns about previous government's data integrity. A subsequent joint audit revealed that the former administration had failed to include up to Rs 50 billion receipts from National Savings Schemes into its non-bank, unfunded borrowing numbers. As a result, the budget deficit of 4.5% of GDP shown for the last fiscal year was artificially suppressed. New numbers recently made public show the revised budget deficit for fiscal 1998-1999 to be 6.1% of GDP.

This year, based on the more transparent accounting methodology now adopted, the budget deficit is forecast to settle at 5.4% of GDP despite tax collection being almost 18% higher on a year-over-year basis. This is, of course, above the IMF target of less than 4.0% and it remains to be seen how the IMF reacts.

On the structural reform front, the federal budget for fiscal 2000-2001, to be announced at the end of May this year, should provide pointers regarding this government's seriousness. The finance minister is on record as saying that both agricultural tax and general sales tax across the board will finally be imposed this year after stalling for the past two years. The first ever national retail survey is planned for April 15 under military supervision to facilitate documentation for tax purposes. If the tax is indeed imposed, economists predict up to a 25% increase in gross tax collections for next year.

The government has also re-initiated the process of privatization by inviting financial advisors for divesting shares of government owned corporations through the local stock exchanges. Units in the banking, power, oil and gas and chemical sectors have been put on the block in the first phase.

In order to reduce imports of energy sources, which eat up between U.S. $1.2 -
1.5 billion of foreign exchange each year, the government is actively working to deregulate the domestic oil and gas sector. To boost exploration and foreign investment, the government has resolved lingering pricing disputes with foreign exploration companies. The potential in the sector is significant. Based on new discoveries over the past two years and heightened exploration activities, it is estimated that gas output in the country could rise by as much as 20% during the next three to four years. This would not only be positive in terms of foreign exchange savings but also help spawn energy intensive industries.

Changes are also afoot in the capital markets. The Securities & Exchange Commission of Pakistan has recently appointed a new chairman, formerly with the International Finance Corporation and inducted several experienced commissionaires from the private sector under the Asian Development Bank funded capital market reform initiative. New treasury stock and take-over regulations have recently been issued with emphasis on transparency and corporate governance.

The central bank has now barred all institutions from investing in National Savings Schemes. This is part of the process to develop a market driven yield curve and help activate the dormant domestic debt market. There are reports that in the next quarter, the central bank is also planning to introduce 3-year, 5-year and 10-year notes as opposed to having to work with only 6-month and 1-year T-bills at present.

We believe that the above initiatives are in the right direction and should result in a positive medium term impact on investor confidence and thus market valuations. At the same time however, there are areas of concern that cannot be ignored. The most important relates to the rescheduling of U.S. $38 billion foreign debt of which U.S. $35 billion is bilateral and multilateral, with the balance U.S. $3 billion being of a commercial nature.

The current rescheduling is slated to end by the first quarter of 2001 when Pakistan will be faced with an annual regular debt-servicing bill of around U.S. $4.0 billion. The country will clearly be in no position to service this magnitude of interest and principal repayments. Ministry of finance officials have given some initial indications that they might request the major bilateral donors to extend the current rescheduling or go for a second one. However, it remains to be seen what the IMF view is and how realistic the next budget is before any definitive conclusion can be drawn on this issue. We believe that political considerations, including signing of the Comprehensive Test Ban Treaty
(CTBT), improved relations with India and Pakistan's stance on Afghanistan are also likely to play a role in determining the eventual outcome of the current negotiations with the IMF for a U.S. $2.5-3.0 billion poverty alleviation facility and further extension of the current debt rescheduling.

Having factored in most of the positive developments in the first phase of re-rating, we believe that the Pakistan market is likely to consolidate at present levels and remain range bound in the second quarter of 2000 with the Index moving between 1850-2100. We are of the opinion that beyond this, key triggers for further re-rating will include positive taxation elements in the fiscal year 2000-2001 budget, listing of public sector units on the local stock exchanges, implementation of the announced deregulation in the oil and gas sector, resolution of the Hubco dispute and a positive outcome of Government-IMF talks. Further, any signs of improvement in India-Pakistan relationship are likely to boost market sentiment. We expect the market to remain driven mainly by domestic investors with foreign investors conspicuous by their absence in the short term. Despite reduction in country risk in the past six months, a major handicap for the Pakistan market is the absence of any new so-called TMT (Telecom, Media, Technology) stocks. While a recent wireless pay phone IPO was heavily oversubscribed domestically, its small market cap meant there was very limited foreign interest. With less than a million estimated PC's and no more than 170-200 thousand Internet users, the "internet story" remains absent in Pakistan at present. While there are several projects underway in the cable industry where licenses have just been granted and government is planning to issue television licenses to the private sector, these are medium term developments. For the time being therefore, the only real technology story remains Pakistan Telecom, which is undergoing a strategic shift as it moves into cellular by December 2000 and revamps its Internet operations having recently separated it into an independent unit.


 INVESTMENT STRATEGY

With the Pakistan market effectively made up of the "old-economy" stocks, we are limited to placing our bets based on domestic sectoral dynamics and outlook. The Fund is significantly overweight telecoms as we feel that this sector should be the star performer in 2000 based on continued domestic tariff rebalancing and impact of cellular operations on valuations by the year-end. We remain upbeat on the oil marketing sector as well as the textile and synthetics sectors where we expect positive earnings surprises in the fiscal year of 2000 and acceleration of earnings growth going forward. While there are clear indications of merger and acquisition activity in the bank-ing sector, most listed stocks do not exhibit strong fundamentals.

Based on our view of improving corporate sector fundamentals as well as expectations of a more coherent and consistent economic policy (thus leading to rising market valuations), the Fund is currently biased towards higher beta stocks than was the case six months ago. At the same time, due to the blue chip nature of the Fund's core holdings, we believe that the downside risk is well contained.

Sincerely,


/s/ Harold Schaaff


Harold J. Schaaff, Jr.*
PRESIDENT AND DIRECTOR

April 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.





-------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY
PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON
OUR WEBSITE AT www.msdw.com/Institutional/Investmentmanagement.

* HAROLD J. SCHAAFF, JR. WAS ELECTED PRESIDENT AND DIRECTOR OF THE FUND ON MARCH 20, 2000. MR. SCHAAFF JOINED MORGAN STANLEY DEAN WITTER IN 1989 AND IS A MANAGING DIRECTOR OF MORGAN STANLEY & CO. INCORPORATED AND MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC. HE FORMERLY SERVED AS GENERAL COUNSEL AND SECRETARY OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.

The Pakistan Investment Fund, Inc.
Investment Summary as of March 31, 2000 (Unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

HISTORICAL
INFORMATION

                                                            TOTAL RETURN (%)
                                ---------------------------------------------------------------------
                                   MARKET VALUE (1)        NET ASSET VALUE (2)        INDEX (3)
                                ---------------------  ----------------------- ----------------------
                                              AVERAGE                AVERAGE                 AVERAGE
                                CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL    CUMULATIVE    ANNUAL
                                ----------    ------   ----------    ------    ----------    ------
          Fiscal Year to Date     30.77%        --       37.54%        --        38.91%         --
          One Year                62.91       62.91%     72.45       72.45%      78.82        78.82%
          Five Year              -45.48      -11.43     -40.62       -9.90      -21.65        -4.76
          Since Inception*       -74.79      -19.77     -62.91      -14.66      -41.53        -8.22

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                                    [GRAPH]

                                                   YEAR ENDED DECEMBER 31,                          THREE MONTHS
                                                                                                       ENDED
                                                                                                     MARCH 31,
                                  1993*     1994       1995       1996     1997     1998     1999       2000
                                 ------    ------     -------   -------  -------   -------  ------- ------------
Net Asset Value Per Share ....   $14.03    $11.42      $6.57     $4.77    $6.01     $2.37    $3.41     $4.69
Market Value Per Share .......   $15.50     $9.00      $5.25     $5.13    $4.88     $1.88    $2.44     $3.19
Premium/(Discount) ...........    10.5%    -21.2%     -20.1%      7.5%   -18.8%    -20.7%   -28.4%    -32.0%
Income Dividends .............      --      $0.03      $0.00#      --     $0.01     $0.16    $0.07        --
Capital Gains Distributions ..      --         --      $0.00#      --        --        --       --        --
Fund Total Return (2) ........    -0.50%   -18.36%    -42.43%   -27.40%   26.32%   -57.25%   44.56%    37.54%
Index Total Return (3) .......      N/A     -8.51%    -31.14%   -19.46%   26.13%   -55.88%   49.21%    38.91%

(1)  Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) The IFC Global Pakistan Total Return Index is an unmanaged index of common stocks, including dividends.

*    The Fund commenced operations on December 27, 1993.

#    Amount is less than $0.01 per share.

The Pakistan Investment Fund, Inc.
Portfolio Summary as of March 31, 2000 (Unaudited)
-------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

Equity Securities                          (93.8%)
Short-Term Investments                      (6.2%)

-------------------------------------------------------------------------------
SECTORS

Banks                                       (5.9%)
Chemicals                                  (12.9%)
Diversified Telecommunication Services     (18.6%)
Electric Utilities                         (15.5%)
Food Products                               (5.9%)
Forest Products & Paper                     (1.9%)
Gas Utilities                               (3.2%)
Insurance                                   (2.6%)
Oil & Gas                                  (19.0%)
Textiles & Apparel                          (4.8%)
Other                                       (9.7%)

-------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                               PERCENT OF
                                               NET ASSETS
                                              -----------
1.  Pakistan Telecommunications Corp             18.6%
2.  Hub Power Co., Ltd..                         15.5
3.  Pakistan State Oil Co., Ltd.                 12.1
4.  Lever Brothers Pakistan Ltd.                  5.9
5.  Muslim Commercial Bank Ltd.                   5.6
6.  Fauji Fertilizer Co., Ltd.                    5.3
7.  Imperial Chemical Industries                  4.8
8.  Shell Pakistan Ltd.                           4.3
9.  Ibrahim Fibres Ltd.                           3.3
10. Sui Southern Gas Co.                          3.2
                                                 ----
                                                 78.6%
                                                 ----
                                                 ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
------
STATEMENT OF NET ASSETS (UNAUDITED)
------
MARCH 31, 2000
                                                                     VALUE
                                                   SHARES            (000)
-------------------------------------------------------------------------------
COMMON STOCKS (93.3%)
(Unless otherwise noted)
-------------------------------------------------------------------------------
AIRLINES (1.1%)
  Pakistan International Airlines
     Corp. 'A'                                    3,008,500     U.S.$     612
                                                                ---------------
-------------------------------------------------------------------------------
AUTOMOBILES (0.8%)
  Pak Suzuki Motor Co., Ltd.                      1,285,500               416
                                                                ---------------
-------------------------------------------------------------------------------
BANKS (5.9%)
  Askari Bank                                       725,791               217
  Muslim Commercial Bank Ltd.                     4,294,270             3,018
                                                                ---------------
                                                                        3,235
                                                                ---------------
-------------------------------------------------------------------------------
CHEMICALS (12.9%)
  Engro Chemicals Ltd.                              952,664             1,535
  Fauji Fertilizer Co., Ltd.                      2,516,900             2,903
  ICI Pakistan Ltd.                               7,663,400             2,594
                                                                ---------------
                                                                        7,032
                                                                ---------------
-------------------------------------------------------------------------------
CONSTRUCTION MATERIALS (0.9%)
  D.G. Khan Cement Ltd.                           2,320,000               513
                                                                ---------------
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS (0.0%)
  Trust Modaraba Ltd.                                   100                -- @
                                                                ---------------
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (18.6%)
  Pakistan Telecommunications
     Corp.GDR                                        25,383             1,554
  Pakistan Telecommunications
     Corp. 'A'                                   14,107,900             8,573
                                                                ---------------
                                                                       10,127
                                                                ---------------
-------------------------------------------------------------------------------
ELECTRIC UTILITIES (15.5%)
  Hub Power Co., Ltd.                            16,213,600             8,428
                                                                ---------------
-------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.2%)
  D.G. Khan Electric Ltd.                           500,000               111
                                                                ---------------
-------------------------------------------------------------------------------
FOOD PRODUCTS (5.9%)
  Lever Brothers Pakistan Ltd.                      176,360             3,230
                                                                ---------------
-------------------------------------------------------------------------------
GAS UTILITIES (3.2%)
  Sui Southern Gas Co.                            4,553,682             1,744
                                                                ---------------
-------------------------------------------------------------------------------
INSURANCE (2.6%)
  Adamjee Insurance Co., Ltd.                       596,401             1,390
                                                                ---------------
-------------------------------------------------------------------------------
OIL & GAS (19.0%)
  Pakistan Oilfields Ltd.                           565,754             1,413
  Pakistan State Oil Co., Ltd.                    1,453,235             6,576
  Shell Pakistan Ltd.                               367,100             2,354
                                                                ---------------
-------------------------------------------------------------------------------
                                                                       10,343
                                                                ---------------
-------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (1.9%)
  Packages Ltd.                                     798,671     U.S.$   1,012
                                                                ---------------
-------------------------------------------------------------------------------
TEXTILES & APPAREL (4.8%)
  Ibrahim Fibres Ltd.                             5,059,700             1,783
  Nishat Mills Ltd.                               1,220,211               808
  Saif Textiles Mills Ltd.                              100                -- @
                                                                ---------------
                                                                        2,591
                                                                ---------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost U.S.$40,241)                                                   50,784
                                                                ---------------
-------------------------------------------------------------------------------
                                                   NO. OF
                                                   RIGHTS
-------------------------------------------------------------------------------
RIGHTS  (0.1%)
-------------------------------------------------------------------------------
PAKISTAN
  Nishat Mills Ltd. 01/01/80
  (Cost U.S.$--@)                                 1,220,211                71
                                                                ---------------
-------------------------------------------------------------------------------
                                                    FACE
                                                  AMOUNT
                                                   (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.5%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.5%)
  Chase Securities, Inc, 5.90%,
     dated 3/31/00, due 4/03/00,
     to be repurchased at U.S.$281
     collateralized by U.S.$290
     United States Federal Home
     Loan Bank Note, 7.10%, due
     3/21/02, valued at U.S.$290
     (Cost U.S.$281)                          U.S.$     281               281
                                                                ---------------
-------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
  CUSTODIAN (5.7%)
  Pakistani Rupee
  (Cost U.S.$3,152)                           PKR   167,166             3,093
                                                                ---------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
  (Cost U.S.$43,674)                                                   54,229
                                                                ---------------
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
  Other Assets                                U.S.$     863
  Liabilities                                          (657)              206
                                              --------------    ---------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 11,604,792 issued and
  outstanding U.S.$0.01 par value shares
  (100,000,000 shares authorized)                               U.S.$  54,435
                                                                ---------------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       U.S.$    4.69
                                                                ---------------
-------------------------------------------------------------------------------
     @ - Value is less than U.S.$500.
   GDR - Global Depositary Receipt


                                       7